                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 33-80435 and 333-38883) of ITT Educational Services, Inc. of our report dated January 10, 1998, appearing on page F-1 of this Form 10-K.

                                          /s/ PRICE WATERHOUSE LLP
                                          PRICE WATERHOUSE LLP
Indianapolis, Indiana
February 13, 1998